                                                                   EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350

I, Chris E. Perkins, the Executive Vice President and Chief Financial Officer of Per-Se Technologies, Inc. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company's Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission: (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                         By: /s/ Chris E. Perkins
                                             ----------------------------------
                                             Chris E. Perkins
                                             Executive Vice President,
                                             Chief Operating Officer
                                             and Interim Chief Financial Officer

Date: March 15, 2006